   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1999

                                                      REGISTRATION NO. 333-05685
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                          EQUITY PARTICIPATION SERIES
                               LOW FIVE PORTFOLIO
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITORS:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
                            PAINEWEBBER INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED
                              DEFINED ASSET FUNDS
                                 P.O. BOX 9051
                            PRINCETON, NJ 08543-9051


PAINEWEBBER INCORPORATED   PRUDENTIAL SECURITIES  DEAN WITTER REYNOLDS INC.
   1285 AVENUE OF THE          INCORPORATED            TWO WORLD TRADE
        AMERICAS            ONE NEW YORK PLAZA       CENTER--59TH FLOOR
   NEW YORK, NY 10019       NEW YORK, NY 10292       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


                           TERESA KONCICK, ESQ.      DOUGLAS LOWE, ESQ.
                               P.O. BOX 9051      DEAN WITTER REYNOLDS INC.
                         PRINCETON, NJ 08543-9051      TWO WORLD TRADE
                                                     CENTER--59TH FLOOR
                                                     NEW YORK, NY 10048

    ROBERT E. HOLLEY        LEE B. SPENCER, JR.          COPIES TO:
    1200 HARBOR BLVD.       ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE,
   WEEHAWKEN, NJ 07087      NEW YORK, NY 10292              ESQ.
                                                    450 LEXINGTON AVENUE
                                                     NEW YORK, NY 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and will file the Rule 24f-2 Notice for the most recent fiscal year in March 1999.

Check box if it is proposed that this filing will become effective on February 25, 1999 pursuant to paragraph (b) of Rule 485. R

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                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY PARTICIPATION SERIES
                              LOW FIVE PORTFOLIO
                              (A UNIT INVESTMENT TRUST)
                                 DESIGNED FOR CAPITAL APPRECIATION



SPONSORS:
Merrill Lynch,                 -------------------------------------------------
Pierce, Fenner & Smith         The Securities and Exchange Commission has not
Incorporated                   approved or disapproved these Securities or
Prudential Securities          passed upon the adequacy of this prospectus. Any
Incorporated                   representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated February 25, 1999.

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Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
    A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
    Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
 Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
 Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
 Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, DECEMBER 31, 1998.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           5
   Records and Reports..................................           5
The Risks You Face......................................           5
   Concentration Risk...................................           5
   Litigation and Legislation Risks.....................           5
Selling or Exchanging Units.............................           6
   Sponsor's Secondary Market...........................           6
   Selling Units to the Trustee.........................           6
   Rollover/Exchange Option.............................           6
How The Fund Works......................................           7
   Pricing..............................................           7
   Evaluations..........................................           7
   Expenses.............................................           7
   Portfolio Changes....................................           8
   Portfolio Termination................................           8
   No Certificates......................................           8
   Trust Indenture......................................           8
   Legal Opinion........................................           9
   Auditors.............................................           9
   Sponsor..............................................           9
   Trustee..............................................           9
   Underwriters' and Sponsor's Profits..................          10
   Public Distribution..................................          10
   Code of Ethics.......................................          10
   Year 2000 Issues.....................................          10
Taxes...................................................          10
Supplemental Information................................          11
Financial Statements....................................         D-1

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RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
           The objective of this Defined Fund is capital appreciation by investing for a period of about four years in a portfolio consisting of call options on a basket of the five lowest dollar price per share common stocks in the Dow Jones Industrial Average, and U.S. Treasury zero coupon bonds.
           The Portfolio will not receive any income.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
           This Trust combines options on a basket of the common stocks comprising the Low Five Strategy (as contrasted with separate options on each common stock) with principal protection provided by U.S. Treasury zero coupon bonds. Approximately 72% of the value of the Portfolio consists of U.S. Treasury zero coupon bonds, and 28% consists of the call options.
           The Low Five Stocks underlying the call options will adjust annually each August, 1999-2002, to continue to reflect the Low Five Strategy. Currently the following issuers are covered by the call options: AT&T Corporation, Caterpillar, Inc., Exxon Corporation, International Paper Co. and Philip Morris Companies, Inc.
           The call options held by the Trust will provide each unit 100% of the price appreciation (exclusive of dividends) on an investment of $1,000 in the Low Five Stocks for about four years from the date of this prospectus.
           The U.S. Treasury zero coupon bonds are designed to return $1,000 per unit to you if you hold your units until the termination of the Trust.
           Each call option is an obligation of, or guaranteed by, a financial institution whose long-term debt or financial strength and claims-paying ability are rated AA or better by Standard & Poor's and Aa or better by Moody's. The call options will expire on February 28, 2003.



       3. WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO? Based upon the principal business of each issuer and current market values, the Low Five Stocks underlying the call options represent the following industry groups:
                                                  APPROXIMATE
                                                     BASKET
                                                   PERCENTAGE



           Oil/Gas-International                  20%
           Machinery/Construction & Mining 20
           Forest Products & Paper               20
           Tobacco/Food Processing             20
           Utility/Telecommunications          20



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
           If you redeem or sell your units prior to termination of the Trust, the amount you will receive will be affected by the values at that time of the U.S. Treasury zero coupon bonds and of the options.
           You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, even prior to receiving any cash payments on the bonds.
           The value of the call options could be adversely affected by changes in the financial condition of the issuers of the options and of the issuers of the Low Five Stocks themselves.
           The value of the call options will also be adversely affected by decreases in the value and dividend rates of the Low Five Stocks, an increase in interest rates, a reduction in the perceived volatility of the stock market and the remaining time to expiration.
           The value of a call option does not increase or decrease at the same rate as the underlying Stocks (although they move in the same direction). However, as an option approaches its expiration, its value increasingly moves with the price of the Low Five Stocks.
           The value of the U.S. Treasury zero coupon bonds will be adversely affected by decreases in bond prices and increases in interest rates.
           Stock prices can be volatile.
           The Low Five Stocks generally have attributes that have caused them to have lower prices or higher dividend yields than the other DJIA stocks.

           For example:


--         the issuers may be having financial problems:
--         the stocks may be out of favor with the market because
           of weak performance, poor earnings forecasts, negative
           publicity or litigation/legislation; and
--         the stock may be reacting to general market cycles.



           The market factors that caused the relatively low prices and high dividend yields of the stocks may change.



       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want capital appreciation and protection from a market correction with upside participation if domestic equity markets increase in price.
           The Portfolio is not appropriate for you if you are unwilling to take the risk involved with an equity investment or are unwilling to commit to a four-year investment. It is not appropriate for you if you are seeking current income or if you are not comfortable with the Low Five Strategy.



       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.



           ESTIMATED ANNUAL OPERATING EXPENSES
                                                             AMOUNT
                                                                PER
                                                               UNIT
                                                        -----------
                                                          $    0.72
           Trustee's Fee
                                                          $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                          $    0.43
           Evaluator's Fee
                                                          $    0.42
           Other Operating Expenses
                                                         -----------
                                                          $    2.02
           TOTAL



           The Sponsors historically paid organization costs and updating expenses.


           INVESTOR FEES


           You will pay an up-front sales fee of approximately 3.50%, reduced as follows for quantity purchases.


           The maximum sales fees are as follows:


                                                YOUR MAXIMUM
                                                   SALES FEE
                    NUMBER OF UNITS:                WILL BE:
           ----------------------------------  -----------------
           Less than 250                                3.50%
           250 to 749                                   3.00%
           750 to 999                                   2.75%
           1,000 or more                                2.50%



       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and securities are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.
       8.  HOW DO I BUY UNITS?
           The minimum investment is one unit.
           You can buy units from the Sponsors.
           UNIT PRICE PER UNIT                     $1,252.79
           (as of December 31, 1998)
           Unit price is based on the net asset value of the Portfolio plus the sales fee.
           The Portfolio securities are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the securities.

       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale, less the costs of liquidating securities to meet the redemption.

      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Trust will pay no distributions until a reasonable time after the maturity of the U.S. Treasury bonds and the settlement date of the call options.
           You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, prior to the Trust's receipt of cash payments on the zero coupon bonds. Gain or loss recognized by you on a sale of Units, or on the Trust's sale of zero coupon bonds or an interest in the call option, will be capital gain or loss. Counsel is of the opinion that gain or loss recognized by you on the cash settlement of the call option will be capital gain or loss.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

RECORDS AND REPORTS

You will receive:
 a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
 annual reports on Portfolio activity; and annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified. The Trust is not concentrated in any particular industry.

LITIGATION AND LEGISLATION RISKS

Philip Morris Companies common stock represents approximately 20% of the Low Five Stocks underlying the call options in the Portfolio. Pending legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Agreement is subject to final judicial approval in each of the settling states. It is expected that Philip Morris will charge approximately $2 billion as a pretax expense in 1998 as a result of the settlement. Philip Morris believes the agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.

The Sponsors cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning the settlement will ultimately be resolved. The Sponsors cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Portfolio, which could in turn adversely affect Unit prices.

Other than as described above we do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
    adding the value of the Portfolio Securities, cash and any other Portfolio assets;
    subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
    dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
    if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
    if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
    for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Portfolio including:
    cost of initial preparation of legal documents;
    federal and state registration fees;
    initial fees and expenses of the Trustee;
    initial audit; and
    legal expenses and other out-of-pocket expenses.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
    for extraordinary services and costs of indemnifying the Trustee and the
     Sponsor;
    costs of actions taken to protect the Portfolio and other legal fees and expenses;
    expenses for keeping the Portfolio's registration statement current; and Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45c per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Trust. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Trust's registration statement yearly are also now chargeable to the Trust. While this fee may exceed the amount of these costs and expenses attributable to this Trust, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's, Evaluator's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
    diversity of the Portfolio;
    size of the Portfolio relative to its original size;
    ratio of Portfolio expenses to income; and cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Evaluator and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
    to cure ambiguities;
    to correct or supplement any defective or inconsistent provision;
    to make any amendment required by any governmental agency; or to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
    it fails to perform its duties;
    it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or the Sponsors determines that its replacement is in your best interest.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors without your consent. The resignation or removal of the Trustee or Evaluator becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
    remove it and appoint a replacement Sponsor;
    liquidate the Fund; or
    continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTICAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza,
New York, NY 10292

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Agent for the Sponsors has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Sponsors are unable to predict what impact, if any, the Year 2000 problem will have on issuers of the Securities in the Portfolio.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Trust will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each asset in the Trust.

ORIGINAL ISSUE DISCOUNT

The zero coupon bonds will be considered to have been issued at an 'original issue discount' for federal income tax purposes. As a result, you will be required to include original issue discount in respect of the zero coupon bonds as it accrues, in accordance with a constant yield method based on a compounding of interest, before the Trust receives cash payments attributable to these income inclusions. Under the constant yield method, you generally will be required to include in income increasingly greater amounts of original issue discount in successive accrual periods. The tax basis of your pro rata share of zero coupon bonds will be increased by the amount of original issue discount that you include in income. However, to the extent that your basis in a zero coupon bond when you purchase a Unit is greater than the bond's original issue price increased by original issue discount that has already accrued on the bond, you will have 'acquisition premium,' and your original issue discount inclusions will be reduced by the acquisition premium. You should consult your tax advisor in this regard.

INCOME OR LOSS UPON DISPOSITION

When you sell all or part of your Units, or when the Trust sells zero coupon bonds or an interest in the call options, you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued 'market discount.' Generally you will have market discount to the extent that your basis in a zero coupon bond when you purchase a Unit is less than its issue price increased by original issue discount that has already accrued on the bond. You should consult your tax adviser in this regard. You will also recognize gain or loss (if any) upon exercise of the call options by the Trust, which, in the opinion of our counsel, will be capital gain or loss.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss is long-term if you are considered to have held your investment for more than one year and short-term if you are considered to have held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in your pro rata portion of the assets of the Trust will be equal to the cost of your Units, including any sales charge and organizational expenses, adjusted to reflect any accruals of original issue discount and acquisition premium. You should consult your tax adviser in this regard.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Trust expenses, but only to the extent that such amount, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Trust expenses will be limited further if your adjusted gross income exceeds a specified amount (currently $124,500 or $62,250 for a married person filing separately).

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
  of Defined Asset Funds - Equity Investor Fund,
  Equity Participation Series - Low
  Five Portfolio:

We have audited the accompanying statements of condition of Defined Asset Funds
- Equity Investor Fund, Equity Participation Series - Low Five Portfolio, including the portfolios, as of July 31 and December 31, 1998 and the related statements of operations and of changes in net assets for the periods August 26, 1997 to July 31, 1998 and August 1 to December 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at July 31 and December 31, 1998 as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Investor Fund, Equity Participation Series - Low Five Portfolio at July 31 and December 31, 1998 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
February 23, 1999
                                       D-1

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

STATEMENTS OF CONDITION
AS OF JULY 31 AND DECEMBER 31, 1998

                                                 July 31,                  December 31,
                                                   1998                        1998
TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $17,646,679 and $16,519,746
    respectively)(Note 1)                             $18,991,256                 $18,948,283
  Cash                                                    174,964                     135,572

           Total trust property                        19,166,220                  19,083,855

LESS LIABILITIES:
  Accrued expenses..                     $   13,684
  Other liabilities                           7,728        21,412                       8,280

NET ASSETS, REPRESENTED BY:
  17,175 and 15,775 units,
  respectively, of fractional undivided
  interest outstanding (Note 3)          18,420,656                 $18,098,937
  Undistributed net investment income       724,152   $19,144,808       976,638   $19,075,575

UNIT VALUE ($19,144,808 and  $19,075,575/17,175
  and 15,775 units, respectively)                       $1,114.69                   $1,209.23


                             See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

STATEMENTS OF OPERATIONS


                                                                August 26,    August 1,
                                                                 1997 to      1998 to
                                                                 July 31,    December 31,
                                                                   1998         1998

INVESTMENT INCOME:
  Accretion income                                              $  821,127   $  323,770
  Trustee's fees and expenses                                      (24,645)     (10,419)
  Sponsors' fees                                                    (7,576)      (3,317)

  Net investment income                                            788,906      310,034

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on securities sold or redeemed                     240,043      125,284
  Unrealized appreciation of investments                         1,344,577    1,083,960

  Net realized and unrealized gain on investments                1,584,620    1,209,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,373,526   $1,519,278

                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS


                                                              August 26,      August 1,
                                                                1997 to       1998 to
                                                               July 31,     December 31,
                                                                 1998          1998

OPERATIONS:
  Net investment income                                       $   788,906   $   310,034
  Realized gain on securities sold or redeemed                    240,043       125,284
  Unrealized appreciation of investments                        1,344,577     1,083,960

  Net increase in net assets resulting from operations          2,373,526     1,519,278

CAPITAL SHARE TRANSACTIONS:
  Creation of 20,000 units                                     19,926,000
  Redemptions of 3,075 and 1,400 units, respectively           (3,396,990)   (1,587,959)
  Deferred organization cost                                       (7,728)         (552)

NET CAPITAL SHARE TRANSACTIONS                                 16,521,282    (1,588,511)

NET INCREASE (DECREASE) IN NET ASSETS                          18,894,808       (69,233)

NET ASSETS AT BEGINNING OF PERIOD                                 250,000    19,144,808

NET ASSETS AT END OF PERIOD                                   $19,144,808   $19,075,575

PER UNIT:
  Net asset value at end of period                              $1,114.69     $1,209.23

TRUST UNITS OUTSTANDING AT END OF PERIOD                           17,175        15,775


                              See Notes to Financial Statements.


                                              D-4

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Evaluations are determined by an independent Evaluator on each business day. Neither the Sponsors, the Trustee nor the Evaluator guarantee the enforceability, marketability or price of any securities nor will they be liable for errors in the Evaluator's judgement. The value of the call options, which have no readily ascertainable market value, have been determined in good faith.

(b) The fund is not subject to income taxes. Accordingly, no provision for such taxes was required.

(c) Accretion income is calculated on a constant yield basis and is shown on the Statements of Operations.

2.   NET CAPITAL

                                                  July 31,     December 31,
                                                    1998          1998
Cost of 17,175 and 15,775 units, respectively,
  at Dates of Deposit                            $17,728,302   $16,283,200
Less: sales charge                                   616,065       565,847
Net amount applicable to Holders                  17,112,237    15,717,353
Redemption of units - net cost of 3,075 and
  1,400 units, respectively, redeemed less
  redemption amounts                                (236,252)     (358,043)
Realized gain on securities sold or redeemed         240,043       365,327
Transfer from principal (cover expenses)             (32,221)      (45,957)
Deferred organization cost                            (7,728)       (8,280)
Unrealized appreciation of investments             1,344,577     2,428,537

Net capital applicable to Holders                $18,420,656   $18,098,937

3.   DEFERRED ORGANIZATION COSTS

     Deferred organization costs were amortized over the first year of the Fund. Included in "Other liabilities", in the accompanying Statements of Condition is $7,728 and $8,280 payable to the Trustee at July 31 and December 31, 1998, respectively, for reimbursement of costs related to the organization of the Trust.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

PORTFOLIO
AS OF JULY 31, 1998


Port.                                                      Exercise
No.              Name of Issuer               Shares         Date        Cost         Value(1)

Call Options:
1              SwissBank Corp. London           2,748      2/20/03    $   749,435   $   896,398
                 Branch

2              Swiss Re Financial Products     14,427      2/20/03      3,934,531     4,706,087
                 Corp.

Sub total                                                               4,683,966     5,602,485


Zero Coupon Bond:
                                              Face         Maturity
                     Amount                   Date

3              U.S. Treasury Notes        $17,175,000      2/15/03     12,962,713    13,388,771

Total                                                                 $17,646,679   $18,991,256


(1) See footnote 1(a) to the financial statements.


                                                   D-6

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO

PORTFOLIO
AS OF DECEMBER 31, 1998


Port.                                                      Exercise
No.              Name of Issuer               Shares         Date        Cost       Value(1)

Call Options:
1              SwissBank Corp. London           2,524      2/20/03    $   688,345   $   948,519
                 Branch

2              Swiss Re Financial Products     13,251      2/20/03      3,613,813     4,979,726
    Corp.

Sub total                                                               4,302,158     5,928,245


Zero Coupon Bond:
                                              Face         Maturity
                     Amount                   Date

3              U.S. Treasury Notes        $15,775,000      2/15/03     12,217,588    13,020,038

Total                                                                 $16,519,746   $18,948,283


(1) See footnote 1(a) to the financial statements.

                                            D-7

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY PARTICIPATION SERIES
Request the most                         LOW FIVE PORTFOLIO
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                          Securities Act of 1933 (file no.
                                         333-05685) and
                                          Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      11300--2/99

                       CONTENTS OF REGISTRATION STATEMENT
This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The Cross-Reference Sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibits:


1.1.1          --Form of Standard Terms and Conditions of Trust Effective
                 October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multistate Series--48, 1933 Act File No. 33-50247).
4.1            --Consent of Evaluator
5.1            --Consent of independent accountants.
9.1            --Information Supplement (incorporated by reference to Exhibit
                 9.1 to the Registration Statement of Equity Income Fund, Select Ten Portfolio 1996 International Series B (United Kingdom and Japan Portfolios), 1933 Act File No. 33-00593).

                          EQUITY PARTICIPATION SERIES
                               LOW FIVE PORTFOLIO
                              DEFINED ASSET FUNDS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, EQUITY PARTICIPATION SERIES, LOW FIVE PORTFOLIO, DEFINED ASSET FUNDS CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 25TH DAY OF FEBRUARY, 1999.

               SIGNATURES APPEAR ON PAGES R-3, R-4, R-5 AND R-6.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                            File
  Fenner & Smith Incorporated:              Number: 333-70593


      HERBERT M. ALLISON, JR.
      GEORGE A. SCHIEREN
      JOHN L. STEFFENS
      By J. DAVID MEGLEN
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                           SALOMON SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Salomon Smith Barney Inc.:        have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              333-63417 and
                                                              333-63033


      MICHAEL A. CARPENTER
      DERYCK C. MAUGHAN

      By GINA LEMON
       (As authorized signatory for
       Salomon Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 33-55073


      MARGO N. ALEXANDER
      TERRY L. ATKINSON
      BRIAN M. BAREFOOT
      STEVEN P. BAUM
      MICHAEL CULP
      REGINA A. DOLAN
      JOSEPH J. GRANO, JR.
      EDWARD M. KERSCHNER
      JAMES P. MacGILVRAY
      DONALD B. MARRON
      ROBERT H. SILVER
      MARK B. SUTTON
      By ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)